Global minimum top-up tax	12 Months Ended
Jun. 30, 2024
Global minimum top-up tax
Global minimum top-up tax

26.    Global minimum top-up tax

The Group falls within the scope of the OECD model rules of the second pillar for the national implementation of the global minimum tax (Pillar Two). The implementation into German law took place through the introduction of a minimum tax law in December 2023, which applies to all financial years beginning after December 30, 2023. As the legislation was not applicable on the reporting date in any country in which the Mytheresa Group has relevant entities, there was no related current income tax burden for the financial year 2024.

In addition, Mytheresa Group applies the exemption in accounting standard IAS 12 for the recognition and disclosure of information on deferred tax assets and liabilities in connection with income taxes from global minimum taxation. In accordance with the minimum tax legislation applicable from 2024, the Group is obliged to determine the effective tax rate for each country in which relevant entities exist and, if the effective tax rate determined is below the minimum tax rate of 15%, a so-called supplementary tax in the amount of the difference between the effective tax rate and the minimum tax rate has to be paid.

Mytheresa Group is currently in the process of assessing the future impact of Pillar Two. Due to the complexity of the application of the legislation and the calculation of the so-called “GloBE income”, the quantitative effects of the legislation cannot yet be reliably estimated. Even for entities with an effective tax rate of over 15%, Pillar Two could therefore have tax implications. We are supported by tax specialists in the application and implementation of the Pillar Two legislation.